                                                                   EXHIBIT 99.4


                              AFFILIATE AGREEMENT

                                __________, 2001

Verso Technologies, Inc.
400 Galleria Parkway, Suite 300
Atlanta, Georgia 30339

         Re:      Telemate.Net Software, Inc.

Gentlemen:

         Verso Technologies, Inc., a Minnesota corporation ("Verso"), Titan Acquiring Sub, Inc., a wholly-owned subsidiary of Verso ("Merger Sub"), and Telemate.Net Software, Inc., a Georgia corporation ("Telemate"), have entered into an Agreement and Plan of Merger dated as of May ___, 2001 (the "Merger Agreement"), pursuant to which Merger Sub is to be merged with and into Telemate (the "Merger"), and each outstanding share of common stock of Telemate ("Telemate Stock") is to be converted into the right to receive shares of common stock of Verso ("Verso Common Stock"). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         The undersigned has been advised that as of the date the Merger Agreement is submitted to shareholders of Telemate for approval, the undersigned may be an "affiliate" of Telemate, as such term is defined for purposes of paragraph (c) of Rule 145 promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"). Execution of this Agreement by the undersigned should not be construed as an admission of "affiliate" status or as a waiver of any rights the undersigned may have to object to any claim that the undersigned is an "affiliate" on or after the date of this Agreement.

         In connection with the Merger, Verso has requested the undersigned to agree, and the undersigned hereby agrees, with Verso as follows:

         Verso has filed a Joint Proxy Statement/Prospectus with Telemate, pursuant to which the Verso Common Stock to be received by the undersigned pursuant to the Merger will be registered.

         The undersigned understands and agrees that any sales of Verso Common Stock will be made pursuant to an effective registration statement or in compliance with Rule 145, or in a transaction which, in the opinion of legal counsel satisfactory to Verso, is exempt from the registration requirements of the Securities Act, and that stop-transfer instructions to this effect will be given to Verso's transfer agent with respect to the shares of Verso Common Stock to be
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Verso Technologies, Inc.
__________, 2001
Page 2

received by the undersigned in the Merger, and there will be placed on the certificate representing such stock, or any certificates delivered in substitution therefor, a legend stating in substance:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THESE SECURITIES MAY ONLY BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR (2) IN ACCORDANCE WITH RULE 145 OR A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND, IN EITHER CASE, ALONG WITH AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT."

         The undersigned further understands and agrees that unless the transfer by the undersigned of the Verso Common Stock to be received by the undersigned pursuant to the Merger has been registered under the Securities Act or is a sale made in conformity with the provisions of Rule 145, Verso reserves the right to put the following legend on the certificates issued to the undersigned's transferee:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933."

         It is understood and agreed that the legends set forth in the immediately preceding two paragraphs shall be removed by delivery of substitute certificates without such legend if such legend is not required for purposes of the Securities Act or this Agreement. It is understood and agreed that such legends and the stop orders referred to above will be removed if (i) evidence or representations satisfactory to Verso that the securities represented by such certificates are being or have been sold in a transaction made in conformity with the provisions of Rule 145(d) (as such rule may be hereafter from time to time amended) or (ii) Verso has received either an opinion of
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Verso Technologies, Inc.
__________, 2001
Page 3

counsel, which opinion and counsel shall be reasonably satisfactory to Verso, or a "no-action" letter obtained by me from the staff of the SEC, to the effect that the restrictions imposed by Rule 145 under the Act no longer apply to the undersigned.

         Verso agrees and covenants that for so long as is necessary to permit the undersigned to sell the Verso Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, Verso shall (i) file, on a timely basis, all reports and data required to be filed with the SEC by it pursuant to Section 13 or Section 15 of the Exchange Act, and (ii) furnish to the undersigned upon request a written statement as to whether Verso has complied with such reporting requirements during the 12 months preceding any proposed sale of Verso Common Stock by the undersigned under Rule 145 and Rule
144. Verso represents and warrants to the undersigned that it has filed all reports required to be filed with the SEC under Section 13 or Section 15 of the Exchange Act during the preceding 12 months. Although this letter references sales of Verso Common Stock pursuant to an effective registration statement, the undersigned acknowledges and agrees that Verso has no obligation to file such a registration statement.

         In addition to the limitations imposed above, the undersigned agrees that it shall not make any sales of Verso Common Stock in violation of the following limitations:

         (a) If the undersigned beneficially owns immediately after the Effective Time 750,000 or more shares of Verso Common Stock, then the undersigned shall not (directly or indirectly), without the prior written consent of Verso, sell, agree to sell or enter into any option agreement pursuant to which Verso Common Stock may be sold, in excess of the number of shares of Verso Common Stock that may be sold during the periods below:

--------------------------------------------------------------------------------------------------------
                                                               PERCENTAGE OF VERSO COMMON STOCK
                   PERIOD                                 BENEFICIALLY OWNED THAT MAY BE SOLD DURING
                                                                           PERIOD
--------------------------------------------------------------------------------------------------------
Period commencing at the Effective Time                                        0%
and ending on (and including) the 90th day following
the Effective Time
--------------------------------------------------------------------------------------------------------
Period commencing on the 91st day following the
Effective Time and ending on (and including) the                               5%
180th day following the Effective Time
--------------------------------------------------------------------------------------------------------
Period commencing on the 181st day following
the Effective Time and ending on (and including)                              10%
the 270th day following the Effective Time
--------------------------------------------------------------------------------------------------------

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Verso Technologies, Inc.
__________, 2001
Page 4

--------------------------------------------------------------------------------------------------------
Period commencing on the 271st day following
the Effective Time and ending on (and including)                              15%
the 360th day following the Effective Time
--------------------------------------------------------------------------------------------------------
From and after the 361st  day following the
Effective Time                                                               100%
--------------------------------------------------------------------------------------------------------

         (b) If the undersigned beneficially owns immediately after the Effective Time less than 750,000 shares of Verso Common Stock, then the undersigned shall not (directly or indirectly), without the prior written consent of Verso, sell, agree to sell or enter into any option agreement pursuant to which Verso Common Stock may be sold, in excess of the number of shares of Verso Common Stock that may be sold during the periods below:

--------------------------------------------------------------------------------------------------------
                                                               PERCENTAGE OF VERSO COMMON STOCK
                   PERIOD                                 BENEFICIALLY OWNED THAT MAY BE SOLD DURING
                                                                           PERIOD
--------------------------------------------------------------------------------------------------------
Period commencing at the Effective Time and                                    0%
ending on (and including) the 90th day following
the Effective Time
--------------------------------------------------------------------------------------------------------
Period commencing on the 91st day following the
Effective Time and ending on (and including) the                               5%
180th day following the Effective Time
--------------------------------------------------------------------------------------------------------
Period commencing on the 181st day following
the Effective Time and ending on (and including)                              15%
the 270th day following the Effective Time
--------------------------------------------------------------------------------------------------------
Period commencing on the 271st day following
the Effective Time and ending on (and including)                              25%
the 360th day following the Effective Time
--------------------------------------------------------------------------------------------------------
From and after the 361st day following the
Effective Time                                                               100%
--------------------------------------------------------------------------------------------------------

         (c) Notwithstanding the provisions of subparagraphs (a) and (b) above, the undersigned (together with one or more persons party to an Affiliate Agreement) may effect one or more Block Sales (which shall mean a sale of at least 100,000 shares of Verso Common Stock in a single transaction by all such persons) in any of the four 90-day periods set forth in such subparagraphs, provided that (i) the undersigned complies with subparagraph (d) below; and (ii) such Block Sale (together with any other sale of Verso Common Stock made (or to be made)
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Verso Technologies, Inc.
__________, 2001
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during such 90-day period, including any other Block Sale made during such period) would not constitute a sale of more than 50% of the number of shares of Verso Common Stock beneficially owned by the undersigned at the beginning of such 90-day period; and further provided, however, that any Block Sale made after the expiration of the one-week period set in subparagraph (d) below other than in the manner in which Verso has so assisted shall be subject to the limitations sets forth in subparagraphs (a) and (b) above.

         (d) If the undersigned desires to effect a Block Sale, then the undersigned shall give the Chief Executive Officer of Verso (or such other officer as he may designate) prompt written notice of the proposed terms of such sale, including the number of shares of Verso Common Stock proposed to be sold in such Block Sale (and the number of shares of Verso Common Stock otherwise sold by the undersigned during such 90-day period), and Verso shall thereupon use its best efforts to assist for a one-week period the undersigned in effecting the Block Sale in an orderly manner, and the undersigned shall not be entitled to consummate such Block Sale prior to the end of such one-week period without the prior written consent of Verso, which consent shall not be unreasonably delayed or withheld if such Block Sale is to be made in a manner that is not reasonably expected to adversely affect the market price of the Verso Common Stock. In addition, if the undersigned desires to sell at least 50,000 shares of Verso Common Stock (but less than 100,000 shares of Verso Common Stock) in a single transaction, then the undersigned shall give notice as provided above, and Verso shall use its best efforts to assist the undersigned in effecting the sale.

         (e) The undersigned further agrees that immediately prior to the Effective Time (i) all Telemate Stock Options that do not constitute Telemate In-the-Money Options shall be (and hereby are) terminated, cancelled and surrendered and shall not be converted into Parent Options and any claims that the undersigned may have are hereby waived and released forever; and (ii) the exercise period of Parent Options into which the Telemate In-the-Money-Options are converted shall be extended to a date that is 18 months following the Effective Time.

                                             Very truly yours,



                                             -----------------
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Verso Technologies, Inc.
__________, 2001
Page 6

Accepted this _____ day
of __________, 2001 by

VERSO TECHNOLOGIES, INC.



By:
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Its:
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